UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


Certificate of Accounting of Securities and Similiar
Investments in the Custody of
Management Investment Companies

Pursuant to Rule 17f-2 [17 CFR 270.17f-2]


1. Investment Company Act File Number:

811-  See list below

2. State Identification Number:
AL
AK
AZ
AR
CA
CO
CT
DE
DC
FL
GA
HI
ID
IL
IN
IA
KS
KY
LA
ME
MD
MA
MI
MN
MS
MO
MT
NE
NV
NH
NJ
NM
NY
NC
ND
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
VT
VA
WA
WV
WI
WY
PR



3. Exact name of investment company as specified in registration statement:
    See list below

4. Address of principal executive office (number, street, city, zip code):

   One Post Office Square, Boston, MA 02109

INSTRUCTIONS

This Form must be completed by investment companies that have custody of securities or similiar investments.

Investment Company

1. All items must be completed by the investment company.

2. Give this Form to the independent public accountant who, in compliance with Rule 17f-2 under the Act and applicable state law, examines securities and similar investments in the custody of the investment company.

Accountant

3. Submit this Form to the Securities and Exchange Commission and appropriate state securities administrators when filing the certificate of accounting required by Rule 17f-2 under the Act and applicable state law. File the original and one copy with the Securities and Exchange Commissions principal office in Washington, D.C., one copy with the regional office for the region in which the investment companyS principal business operations are conducted, and one copy with the appropriate state administrator(s), if applicable.

THIS FORM MUST BE GIVEN TO YOUR INDEPENDENT PUBLIC
ACCOUNTANT

FUND NAME
FU
ND
#
FEDERAL
ID NO.
1940
ACT
FILE
NO.
1934
ACT
FILE
NO.
1933
ACT
FILE
NO.
DATE
ORGANI
ZED
SEC
GEORGE PUTNAM FUND OF
BOSTON
00
1
04-
6013677
811-58

2-
10816
11/1/3
7
11/26/
37
THE PUTNAM FUND FOR GROWTH
AND INCOME
00
2
04-
6013678
811-
781

2-
13644
10/1/5
7
11/5/5
7
PUTNAM INVESTORS FUND
00
3
04-
2713095
811-
159

2-
10783
8/13/8
2
4/20/3
4
PUTNAM INCOME FUND
00
4
04-
6013712
811-
653

2-
11147
8/13/8
2
10/13/
54
PUTNAM GLOBAL EQUITY FUND
00
5
04-
6145734
811-
1403

2-
25258
8/13/8
2
8/31/6
7
PUTNAM VISTA FUND
00
6
04-
2430137
811-
1561

2-
27664
8/13/8
2
5/20/6
8
PUTNAM VOYAGER FUND
00
7
04-
6187125
811-
1682

2-
29546
8/13/8
2
3/13/6
9
PUTNAM CONVERTIBLE INCOME
GROWTH TRUST
00
8
04-
2493360
811-
2280

2-
43384
8/13/8
2
6/20/7
2
PUTNAM MONEY MARKET FUND
01
0
04-
6386436
811-
2608

2-
55091
11/25/
75
10/18/
76
PUTNAM TAX EXEMPT INCOME
FUND
01
1
04-
6396109
811-
2675

2-
57165
9/16/7
6
11/16/
76
PUTNAM EQUITY INCOME
01
2
04-
6407893
811-
2742

2-
58869
6/15/7
7

PUTNAM HIGH YIELD TRUST
01
4
04-
6415410
811-
2796

2-
60492
12/13/
77
1/23/7
8
PUTNAM VT GLOBAL EQUITY
FUND
01
6
04-
6649095
811-
5346

33-
17486
9/24/8
7
5/1/90
PUTNAM GLOBAL NATURAL
RESOURCES FUND
01
8
13-
3035507
811-
3061

2-
67827
2/1/85
7/1/80
PUTNAM NEW JERSEY TAX
EXEMPT INCOME FUND
01
9
04-
3073948
811-
5977

33-
32550
11/17/
89
2/14/9
0
PUTNAM HEALTH SCIENCES
TRUST
02
1
04-
6471950
811-
3386

2-
75863
1/28/8
2
8/8/82
PUTNAM OTC EMERGING GROWTH
FUND
02
4
04-
6483374
811-
3512

2-
78369
7/8/82
11/1/8
2
PUTNAM CALIFORNIA TAX
EXEMPT INCOME FUND
02
7
04-
2786284
811-
3630

2-
81011
12/17/
82
6/1/94
PUTNAM NEW YORK TAX EXEMPT
INCOME FUND
03
0
04-
2794490
811-
3741

2-
83909
5/12/8
3
6/1/94
PUTNAM U.S. GOVERNMENT
INCOME TRUST
03
2
04-
2811119
811-
3897

2-
87634
11/1/8
3
2/6/84
PUTNAM AMERICAN GOVERNMENT
INCOME FUND
03
3
04-
2856297
811-
4178

2-
95127
2/21/8
5
2/27/8
5
PUTNAM AMT FREE INSURED
FUND
03
5
04-
2879681
811-
4345

2-
98790
6/28/8
5
8/27/8
5
PUTNAM TAX FREE HIGH YIELD
FUND
03
6
04-
2883599
811-
4345

2-
98790
6/28/8
5
8/27/8
5
PUTNAM FLORIDA TAX EXEMPT
INCOME FUND
03
7
04-
3091965
811-
6129

33-
35677
6/27/9
0
8/21/9
0
PUTNAM GLOBAL  INCOME TRUST
04
1
04-
6549525
811-
4524

33-
7232
6/30/8
6
2/27/8
7
PUTNAM PENNSYLVANIA TAX
EXEMPT INCOME FUND
04
7
04-
3057637
811-
5802

33-
28321
4/20/8
9
7/18/8
9
PUTNAM MUNICIPAL INCOME
FUND
05
1
04-
3039506
811-
5763

33-
26921
2/6/89
5/11/8
9
PUTNAM MANAGED MUNICIPAL
INCOME TRUST
05
2
04-
6608976
811-
5740
1-
10158
33-
26292
12/22/
88
2/16/8
9
PUTNAM HIGH YIELD MUNICIPAL
TRUST
05
4
04-
6621377
811-
5795
1-
10229
33-
27889
3/30/8
9
5/18/8
9
PUTNAM EUROPE EQUITY FUND
05
7
04-
3083315
811-
5693

33-
25658
11/10/
88
8/29/9
0
PUTNAM INVESTMENT GRADE
MUNICIPAL TRUST
05
8
04-
6629611
811-
5901
1-
10327
33-
30934
9/6/89
10/19/
89
PUTNAM HIGH YIELD ADVANTAGE
FUND
06
0
06-
6290063
811-
4616

33-
2710
1/13/8
6
3/20/8
6
PUTNAM HIGH INCOME
SECURITIES FUND
06
1
04-
6562068
811-
5133
1-
9537
33-
13858
4/28/8
7
7/9/87
PUTNAM TAX EXEMPT MONEY
MARKET FUND
06
2
04-
6561110
811-
5215

33-
15238
12/3/8
6
10/19/
87
PUTNAM VT VOYAGER FUND
06
5
04-
2986134
811-
5346

33-
17486
9/24/8
7
1/14/8
8
PUTNAM VT GROWTH & INCOME
FUND
06
6
04-
2986132
811-
5346

33-
17486
9/24/8
7
1/14/8
8
PUTNAM VT HIGH YIELD FUND
06
7
04-
2986135
811-
5346

33-
17486
9/24/8
7
1/14/8
8
PUTNAM VT INCOME FUND
06
8
04-
2986133
811-
5346

33-
17486
9/24/8
7

PUTNAM VT MONEY MARKET FUND
06
9
04-
2986131
811-
5346

33-
17486
9/24/8
7
1/14/8
8
PVT GLOBAL ASSET ALLOCATION
FUND
07
0
04-
6577628
811-
5346

33-
17486

1/14/8
8
PUTNAM MASTER INCOME TRUST
07
2
04-
2993219
811-
5375
1-
9774
33-
18169
9/30/8
7
12/17/
87
PUTNAM PREMIER INCOME TRUST
07
3
04-
2995046
811-
5452
1-
9816
33-
19648
1/14/8
8
2/18/8
8
PUTNAM MASTER INTERMEDIATE
INCOME TRUST
07
4
04-
6584465
811-
5498
1-
9870
33-
20610
3/10/8
8
4/21/8
8
PUTNAM DIVERSIFIED INCOME
TRUST
07
5
04-
3017475
811-
5635

33-
23623
8/11/8
8
9/23/8
8
PUTNAM VT NEW OPPORTUNITIES
FUND
09
8
04-
3338263
811-
5346

33-
17486
9/24/8
7
5/1/94
PUTNAM VT UTILITIES GROWTH
AND INCOME
15
2
04-
3139324
811-
5346

33-
17486
9/24/8
7
5/1/92
PUTNAM TAX-FREE HEALTH CARE
FUND
16
8
04-
3153831
811-
6659
1-
11132
33-
47739
5/1/92
6/19/9
2
PUTNAM MUNICIPAL BOND FUND
18
3
04-
6716830
811-
7270
1-
1468
33-
53076
10/2/9
2
11/190
PUTNAM CALIFORNIA
INVESTMENT GRADE MUNICIPAL
TRUST
18
4
04-
6716831
811-
7276
1-
11472
33-
53106
10/5/9
2
11/19/
92
PUTNAM NEW YORK INVESTMENT
GRADE MUNICIPAL TRUST
18
5
04-
6716832
811-
7274
1-
11470
33-
63104
10/5/9
2
11/19/
92
PUTNAM ASSET ALLOCATION
FUNDS:  GROWTH PORTFOLIO
25
0
04-
6746612
811-
7121

33-
51017
11/4/9
3
1/10/9
4
PUTNAM ASSET ALLOCATION
FUNDS:  BALANCED PORTFOLIO
25
9
04-
6746615
811-
7121

33-
51017
11/4/9
3
1/10/9
4
PUTNAM ASSET ALLOCATION
FUNDS:  CONSERVATIVE
PORTFOLIO
26
4
04-
6746611
811-
7121

33-
51017
11/4/9
3
1/10/9
4
NEW VALUE FUND
27
4
04-
3251564
811-
7237

33-
56339

12/28/
95
PUTNAM DISCOVERY GROWTH
FUND
37
7
04-
6661046
811-
6203

33-
37527
10/18/
90
4/13/9
3
PUTNAM LIMITED DURATION
GOVERNMENT INCOME FUND
39
8
04-
6661044
811-
6257

33-
37991
11/20/
90
2/1/93
PUTNAM CAPITAL APPRECIATION
FUND
43
3
04-
6733578
811-
7061

33-
49583
5/4/93
8/2/93
PUTNAM MUNICIPAL
OPPORTUNITIES TRUST
58
2
04-
3187549
811-
7626
1-
11892
33-
60790
4/1/93
5/21/9
3
PUTNAM MANAGED HIGH YIELD
TRUST
59
0
04-
6733967
811-
7658
1-
11910
33-
61388
4/16/9
3
6/18/9
3
PUTNAM UTILITIES GROWTH
AND INCOME FUND
84
0
04-
6660195
811-
5889

33-
37011
2/20/9
0
11/16/
90
PUTNAM INTERNATIONAL EQUITY
FUND
84
1
04-
6661045
811-
6190

33-
37214
10/5/9
0
2/25/9
1
PUTNAM MASSACHUSETTS TAX
EXEMPT INCOME FUND
84
5
04-
6626127
811-
4518

33-
5416
3/7/86
10/3/8
6
PUTNAM MICHIGAN TAX EXEMPT
INCOME FUND
84
6
04-
6626130
811-
4529

33-
8923
9/2/86
10/3/8
6
PUTNAM MINNESOTA TAX EXEMPT
INCOME FUND
84
7
04-
6626128
811-
4527

33-
8916
9/2/86
10/3/8
6
PUTNAM OHIO TAX EXEMPT
INCOME FUND
84
8
04-
6626129
811-
4528

33-
8924
9/2/86
10/3/8
6
PUTNAM NEW OPPORTUNITIES
FUND
85
2
04-
3091455
811-
6128

33-
35576
6/25/9
0
8/29/9
0
PUTNAM ARIZONA TAX EXEMPT
INCOME FUND
85
5
04-
6665534
811-
6258

33-
37992
11/9/9
0
1/25/9
1
PUTNAM VT DIVERSIFIED
INCOME FUND
96
1
04-
6737822
811-
5346

33-
17486
9/24/8
7
9/1/93
PUTNAM GROWTH OPPORTUNITIES
2A
P
04-
3287244
811-
7237

33-
56339
10/2/9
5

RESEARCH FUND
2A
Q
04-
3287245
811-
7237

33-
56339

10/2/9
5
INTERNATIONAL CAPITAL
OPPORTUNITIES FUND
2A
Z
04-
3296117
811-
7237

33-
56339

12/28/
95
PUTNAM INTERNATIONAL GROWTH
AND INCOME
2C
E
04-
3299786
811-
07513

33-
3315
1/22/9
6
8/1/96
PUTNAM VT INTERNATIONAL
GROWTH & INCOME FUND
2D
N
04-
3338261
811-
5346

33-
17486

1/1/97
PUTNAM VT INTERNATIONAL
GROWTH FUND
2D
O
04-
3338260
811-
5346

33-
17486

1/1/97
PUTNAM VT INTERNATIONAL NEW
OPPORTUNITIES FUND
2D
P
04-
3338264
811-
5346

33-
17486

1/1/97
PUTNAM VT VISTA FUND
2D
Q
04-
3338265
811-
5346

33-
17486
9/24/8
7
1/1/97
PUTNAM VT NEW VALUE FUND
2D
R
04-
3338264
811-
5346

33-
17486
9/24/8
7
1/1/97
PUTNAM SMALL CAP GROWTH
FUND
2H
F
04-
3399647
811-
7513

333-
515
1/6/98

PUTNAM CAPITAL
OPPORTUNITIES FUND
2I
I
04-
3414992
811-
7237

33-
56339
5/1/98

PUTNAM VT INVESTORS FUND
2I
O
04-
6862434
811-
5346

33-
17486
4/29/9
8

PUTNAM VT OTC & EMERGING
GROWTH AND INCOME FUND
2I
P
04-
6862434
811-
5346

33-
17486
4/29/9
8

PUTNAM VT THE GEORGE PUTNAM
FUND OF BOSTON
2I
S
04-
3412097
811-
5346

33-
17486
4/29/9
8

PUTNAM VT HEALTH SCIENCES
FUND
2I
W
04-
3412095
811-
5346

33-
17486
4/29/9
8

PUTNAM VT RESEARCH FUND
2L
A
04-
3428472
811-
5346

33-
17486
9/30/9
8

PUTNAM TAX SMART EQUITY
FUND
2M
I
04-
6888512
822-
09289

333-
76335
4/99

PUTNAM VT SMALL CAP VALUE
FUND
2M
J
04-
6888382
811-
5346

33-
17486
4/99

PUTNAM VT GROWTH
OPPORTUNITIES
2P
U
04-
3492539
811-
5346

33-
17486
1/31/0
0

PUTNAM VT AMERICAN
GOVERNMENT INC
2P
X
04-
3492542
811-
5346

33-
17486
1/31/0
0

PUTNAM VT CAPITAL
OPPORTUNITIES FUND
23
K
14-
1880842
811-
5346

33-
17486


PUTNAM VT CAPITAL
APPRECIATION FUND
2T
P
04-
3523102
811-
5346

33-
17486


PUTNAM VT DISCOVERY GROWTH
FUND
2T
J
04-
2986134
811-
5346

33-
17486


PUTNAM VT MID CAP VALUE
FUND
23
H
14-
1880845
811-
5346

33-
17486


PUTNAM VT EQUITY INCOME
FUND
23
N
14-
1880844
811-
5346

33-
17486


PUTNAM SMALL CAP VALUE
2M
F
04-
3453122
811-
7237

33-
56339


PUTNAM MID CAP VALUE
2O
V
04-
6897774
811-
7237

33-
56339


PUTNAM INTERNATIONAL NEW
OPPORTUNITIES
53
9
04-
3251556
811-
7237

33-
56339


PUTNAM PRIME MONEY MARKET
FUND
23
T
20-
0261904
811-
7513

333-
515


PUTNAM FLOATING RATE DAILY
INCOME FUND
29
X
57-
1149169
811-
7513

333-
515


PUTNAM INCOME OPPORTUNITIES
FUND
7B
F
56-
2474461
811-
7513

333-
515


PUTNAM CLASSIC EQUITY FUND
94
9
04-
3246687
811-
07223

33-
55979